I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21621	21621	21621
Month Ending:	11/30/2009	11/30/2009	11/30/2009	11/30/2009	11/30/2009
Account Number:	112950087	112950079	113015039	112950060	112915036
Depository Name & Location	City National Bank	City National Bank	City National Bank	City National Bank	City National Bank
	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210	400 N. Roxbury Drive Beverly Hills, CA 90210
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC	845 S. Flower Street, LLC
1. Total Prior Receipts	10,554.90	16.00	7,619,798.25	4,558.88	243.01

2. LESS: Total Prior Disbursements	8,075,265.83	132.00	7,619,930.25	0	530,460.21

3. Beginning Balance	5,396,317.21	(116.00)	195.00	4,292,155.86	22.08

4. Receipts During Current Period
A/R - Post Filing	0	0	0	0	0
A/R - Pre Filing	0	0	0	0	0
General Sales	0	121.00	0	0	0
Intercompany Receipts	2,871.44	0	0	2,269.50	0

TOTAL RECEIPTS	2,871.44	121.00	0	2,269.50	0

5. BALANCE	5,399,188.65	5.00	195.00	4,294,425.36	22.08

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	0	0
Disbursements	22,500.00	121.00	16.00	0	120.00

TOTAL Disbursements	22,500.00	121.00	16.00	0	120.00

7. Ending Balance	5,376,688.65	(116.00)	179.00	4,294,425.36	(97.92)

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	21621	21621	21622
Month Ending:	11/30/2009	11/30/2009	11/30/2009
Account Number:	0080306863	0080360357	0080302201
Depository Name & Location	EastWest Bank	EastWest Bank	EastWest Bank
	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801	1881 W. Main St., 2nd Flr Alhambra, CA 91801
	845 S. Flower Street, LLC	845 S. Flower Street, LLC	Meruelo Chinatown, LLC	Total
1. Total Prior Receipts	7,075.76	6,364.87	45,450.00	7,694,061.67

2. LESS: Total Prior Disbursements	7,459.00	0	733.50	16,233,980.79

3. Beginning Balance	27.37	5,082,763.74	46,367.70	14,817,732.96

4. Receipts During Current Period
A/R - Post Filing	3,000.00	0	0	3,000.00
A/R - Pre Filing	0	0	0	0
General Sales	31,323.39	0	2,000.00	33,444.39
Intercompany Receipts	0	3,133.20	0	8,274.14

TOTAL RECEIPTS	34,323.39	3,133.20	2,000.00	44,718.53

5. BALANCE	34,350.76	5,085,896.94	48,367.70	14,862,451.49

6. LESS: Disbursements
Transfers to other DIP Accounts	0	0	0	0.00
Disbursements	43.90	0	14,521.02	37,321.92

TOTAL Disbursements	43.90	0	14,521.02	37,321.92

7. Ending Balance	34,306.86	5,085,896.94	33,846.68	14,825,129.57

I.  TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Case #	Entity	Acct #	Check Number	Internal Vendor Code	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/30/2009	21621	845 S. Flower Street, LLC	112950087	111209	v0000452	Cushman & Wakefield of California, Inc.	Wire Out - Construction Svc 09/2009	0.00	22,500.00	22,500.00
11/30/2009	21621	845 S. Flower Street, LLC	0080306863	908	v0000616	AccuConference by Talk Path, LLC	09/28/09-10/27/09 Conference call	0.00	25.70	25.70
11/30/2009	21621	845 S. Flower Street, LLC	0080306863	909	funes-x	Manuel Funes	Exp Reimb-Parking Fees	0.00	18.20	18.20
11/30/2009	21621	845 S. Flower Street, LLC	112950079	JE 22665		City National Bank	Bank Fees	0.00	5.00	5.00
11/30/2009	21621	845 S. Flower Street, LLC	112915036	JE 22668		City National Bank	Bank Fees	0.00	120.00	120.00
11/30/2009	21621	845 S. Flower Street, LLC	112950079	JE 22668		City National Bank	Bank Fees	0.00	116.00	116.00
11/30/2009	21621	845 S. Flower Street, LLC	113015039	JE 22668		City National Bank	Bank Fees	0.00	16.00	16.00
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	255	v0000615	U. S. Trustee Payment Center	Q3/2009 731-09-21622	0.00	325.00	325.00
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	257	cityla2	City of Los Angeles	Access Panels	0.00	185.50	185.50
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	258	cityla2	City of Los Angeles	Water Curtain Wall	0.00	185.50	185.50
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	259	cityla2	City of Los Angeles	Water Curtain Wall	0.00	358.28	358.28
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	260	lacfd	Los Angeles County Fire Dept.	Service Charge Fee 10/20/09	0.00	35.00	35.00
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	261	dwp5266	L.A. Dept. of Water and Power	Svc 8/27/09-10/28/09	0.00	749.20	749.20
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	262	ladbs	LADBS	Removal of Elevator Vestibule	0.00	62.54	62.54
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	263	ewloan9	EastWest Bank	Cashiers Ck: Project Approval Svc	0.00	5,000.00	5,000.00
11/30/2009	21622	Meruelo Chinatown, LLC	0080302201	264	ewloan9	EastWest Bank	Cashiers Ck: First Nations Home Finance	0.00	7,620.00	7,620.00
							0.00	0.00	37,321.92	37,321.92

I.  BANK RECONCILIATION

CASE NO.	ENTITY	ACCOUNT NO.	STATEMENT DATE		STATEMENT BALANCE
21621	845 S. Flower Street, LLC Debtor-In-Possession	112950087	Statement Date:	11/30/2009	Statement Bal:	5,376,688.65
				ADJUSTED BANK BALANCE		5,376,688.65

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950079	Statement Date:	11/30/2009	Statement Bal:	-116.00
				ADJUSTED BANK BALANCE		-116.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	113015039	Statement Date:	11/30/2009	Statement Bal:	179.00
				ADJUSTED BANK BALANCE		179.00

21621	845 S. Flower Street, LLC Debtor-In-Possession	112950060	Statement Date:	11/30/2009	Statement Bal:	4,294,425.36
				ADJUSTED BANK BALANCE		4,294,425.36

21621	845 S. Flower Street, LLC Debtor-In-Possession	112915036	Statement Date:	11/30/2009	Statement Bal:	-97.92
				ADJUSTED BANK BALANCE		-97.92

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080306863	Statement Date:	11/30/2009	Statement Bal:	34,306.86
				ADJUSTED BANK BALANCE		34,306.86

21621	845 S. Flower Street, LLC Debtor-In-Possession	0080360357	Statement Date:	11/30/2009	Statement Bal:	5,085,896.94
				ADJUSTED BANK BALANCE		5,085,896.94

21622	Meruelo Chinatown, LLC Debtor-In-Possession	0080302201	Statement Date:	11/30/2009	Statement Bal:	33,846.68
				254	10/19/2009	362.50
				256	10/28/2009	93.41
				TOTAL OUTSTANDING CHECKS		455.91

				ADJUSTED BANK BALANCE		33,390.77

					Statement Bal Total:	14,825,129.57

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Case No.	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment**	Post-Petition payments not made (Number)	Total Due**

21621	Canyon Capital Realty Advisors	Monthly	889,375.72	3	2,597,375.72

			889,375.72	TOTAL DUE:	2,597,375.72

III.  TAX LIABILITIES

FOR THE REPORTING PERIOD: NOVEMBER 1 - 30, 2009
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	0.00

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
	Real Property	0.00	0.00	N/A
Other:
	TOTAL:	0.00	0.00

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 11/09
(Provide a copy of monthly account statements for each of the below)

CASE NO.	ENTITY		ACCOUNT NO.	AMOUNT
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950087	5,376,688.65
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950079	(116.00)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	113015039	179.00
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112950060	4,294,425.36
21621	845 S. Flower Street, LLC	Debtor-In-Possession	112915036	(97.92)
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080306863	34,306.86
21621	845 S. Flower Street, LLC	Debtor-In-Possession	0080360357	5,085,896.94
21622	Meruelo Chinatown, LLC	Debtor-In-Possession	0080302201	33,846.68

			TOTAL	14,825,129.57

Note: We do not have petty cash accounts.

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	0.00	0.00	22,500.00
31 - 60 days	0.00	0.00	0.00
61 - 90 days	0.00	0.00	0.00
91 - 120 days	0.00	0.00	0.00
Over 120 days	0.00	0.00	0.00
TOTAL:	0.00	0.00	22,500.00

V.  INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Case #	Entity	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
09/30/2009	21622	Meruelo Chinatown, LLC		325	10/22/2009	325	0

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII.  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

None			0.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

None			0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

845 S. Flower Street and Chinatown
Income Statement of Debtors-in-Possession
For the Month of November

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
REVENUE
Rental Income	-	22,500
Management Fees	-	-
Other Income	-	2,000
TOTAL REVENUE	-	24,500

OPERATING EXPENSES
Direct Corporate Property Management	-	-
Payroll - Insiders	-	-
Property Administration	354	-
Cleaning	-	-
General Building	-	-
Insurance	-	117
Repairs and Maintenance	-	-
Real Property Taxes	-	6,580
Security	-	-
Utilities	-	387
Depreciation and Amortization	-	-
Stock Compensation	-	-
General and Administrative	-	1,080
Misc Operating Expense
TOTAL OPERATING EXPENSES	354	8,164

Net Income/(Loss) from Operations	(354)	16,336

NON-OPERATING INCOME
Interest Income	8,474	-
Gain on Sale of Asset	-	-
Other
TOTAL NON-OPERATING INCOME	8,474	-

NON-OPERATING EXPENSES
Interest Expense	-	-
Legal and Professional	-	-
Impairment Loss on Real Estate	-	-
Provision (Benefit) for Income Taxes	-	-
Minority Interests	-	-
TOTAL NON-OPERATING EXPENSES	-	-

NET INCOME/(LOSS)	8,120	16,336

845 S. Flower Street and Chinatown
Balance Sheet of Debtors-in-Possession
As of November 30, 2009

	Meruelo Maddux - 845 S. Flower Street, LLC 21621	Meruelo Chinatown, LLC 21622
Current Assets
Unrestricted Cash	34,307	33,391
Restricted Cash	14,756,976	-
Accounts Receivable	-	22,500
Notes Receivable	-	-
Prepaid Expenses	538,246	-
Total Current Assets	15,329,529	55,891
HEADER

Investment in Real Estate	114,818,355	7,751,267
Accumulated Depreciation	-	-
Net Investment in Real Estate	114,818,355	7,751,267

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(73,974,131)	(6,437,958)
Due from Insiders
Other Assets	-	-
Total Other Assets	(73,974,131)	(6,437,958)
TOTAL ASSETS	56,173,753	1,369,200
HEADER

LIABILITIES
Post-Petition Liabilities
Accounts Payable	4,522,376	14,950
Taxes Payable	-	32,900
Notes Payable
Professional Fees	0	0
Secured Debt
Other	-	-
Total Post-Petition Liabilities	4,522,376	47,850
Pre-Petition Liabilities
Secured Liabilities	84,000,000	-
Priority Liabilities
Unsecured Liabilities	229,957	1,080
Other	346,149
Total Pre-Petition Liabilities	84,576,106	1,080
TOTAL LIABILITIES	89,098,482	48,930
MINORITY INTEREST	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(32,953,026)	1,270,991
Post-Petition Profit/(Loss)	28,297	49,279
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(32,924,729)	1,320,270
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	56,173,753	1,369,200

845 S. Flower Street and Chinatown
November's Report
XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

During the reporting period, Meruelo Maddux - 845 S. Flower Street, LLC ("845 S. Flower"), together with Meruelo Chinatown, LLC  ("Chinatown")  under case no. 1:09-bk-21622-KT and the 54 debtors jointly administered under case no. 1:09-bk-13356-KT, filed their Chapter 11 Joint and Consolidated Plan of Reorganization (the "Plan") on November 30, 2009, and the disclosure statement was filed shortly thereafter.  The hearing on approval of the disclosure statement is scheduled for January 20, 2010.

4.	Describe potential future developments which may have a significant impact on the case:

During the reporting period, on November 18, 2009, 845 S. Flower filed its motion to sell  individual condominium units in its luxury condominium tower (the  " Project ")  to third party purchasers, free and clear of liens of its secured creditors, to use cash collateral in connection with the sale and operation of the building and other related requests for relief to assist in the execution of the sale.  Chinatown filed a motion under section 364 of the Bankruptcy Code to grant a senior priming lien on its real property in connection with a bond or letter of credit to be obtained by 845 S. Flower with respect to a reserve for 6 months of homowner's association dues to be provided at the time of the closing of the sales of the condominium units.  The hearing on the Motions is set for December 17, 2009.  The outcome of these motions will have an impact on the case as the sale motion provides for the sale of condominiums, the net proceeds of which will be used to repay the debt to Canpartners Realty Holding Com

Canpartners  previously  filed a motion for relief from stay with respect to the Project.  845 S. Flower Street contests the motion and disputes that Canpartners is entitled to relief from the automatic stay on any grounds.  The hearing on Canpartners' motion is  set for January 7, 2010.  The outcome of this motion may also have an impact on the case.

In a previous reporting period, Canpartners also filed an adversary proceeding against 845 S. Flower and Chinatown seeking declaratory relief that Canpartners is not required to release its lien on Chinatown's real property as required under Canpartners' Loan Agreement with 845 S. Flower. 845 S. Flower and Chinatown contest the relief requested in the declaratory relief action and continue to assert that Canpartners is required to release its lien on the Chinatown property once 845 S. Flower obtains an Acceptable Temporary Certificate of Occupancy (as defined in the Loan Agreement).  The outcome of this litigation may have an impact on the case.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, Richard Meruelo, Chief Executive Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: December 21, 2009	By:	/s/ Richard Meruelo
Richard Meruelo
Principal for Debtors-in-Possession